                                                                    Exhibit 10.1

                      AMENDMENT NO. 1 TO CREDIT AGREEMENT

     THIS AMENDMENT, dated as of July 30, 1999, by and between Prestolite Electric Incorporated, a Delaware corporation, of Ann Arbor, Michigan (herein called "Company"), and Comerica Bank, a Michigan banking corporation, of Detroit, Michigan (herein called "Bank").

                             W I T N E S S E T H:

     WHEREAS, said parties desire to amend that certain Second Amended and Restated Credit Agreement dated as of December 31, 1998, entered into by and between Company and Bank (herein called "Agreement"), to extend the maturity date of the line of credit, to revise the borrowing base, to change the Applicable Margins, and to make other revisions;

          NOW, THEREFORE, IT IS AGREED that the Agreement is amended as follows:

     1. The definition of "Applicable Eurodollar Margin" in Section 1 is amended to read in its entirety as follows:

          "Applicable Eurodollar Margin" shall mean, as of any date of determination thereof, the following Margins:

          ----------------------------------------------------------------------------------
                                                  The Applicable Eurodollar Margin is:
                                    --------------------------------------------------------
            If Funded Debt                    Margin Reduction               Non-Margin
              Ratio ("x") is:                      Period                  Reduction Period
          ----------------------------------------------------------------------------------
          x more than 5.5                           3.25%                       3.375%
          ----------------------------------------------------------------------------------
          5 less than x less than or equal to 5.5      3%                       3.125%
          ----------------------------------------------------------------------------------
          4 less than x less than or equal to 5     2.75%                       2.875%
          ----------------------------------------------------------------------------------
          3.5 less than x less than or equal to 4    2.5%                       2.625%
          ----------------------------------------------------------------------------------
          3 less than x less than or equal to 3.5   2.25%                        2.25%
          ----------------------------------------------------------------------------------
          x less than or equal to 3                    2%                         2.0%
          ----------------------------------------------------------------------------------

   2. The definition of "Applicable Prime-based Margin" in Section 1 is amended to read in its entirety as follows:

          "Applicable Prime-based Margin" shall mean as of any date of determination thereof, the following margins:

                                         The Applicable Prime-based Margin is:
                                     ---------------------------------------------------

             If Funded Debt                    Margin Reduction          Non-Margin
               Ratio ("x") is:                      Period             Reduction Period
          ------------------------------------------------------------------------------
          x more than 5.5                            .50%                   .625%
          ------------------------------------------------------------------------------
          5 less than x less than or equal to 5.5    .25%                   .375%
          ------------------------------------------------------------------------------
          4 less than x less than or equal to 5        0                    .125%
          ------------------------------------------------------------------------------
          3.5 less than x less than or equal to 4      0                       0
          ------------------------------------------------------------------------------
          3 less than x less than or equal to 3.5      0                       0
          ------------------------------------------------------------------------------
          x less than or equal to 3                    0                       0
          ------------------------------------------------------------------------------

     3. The definition of "Revolving Credit Maturity Date" in Section 1 is amended by deleting the July 31, 2000 where it appears therein and replacing it with the date July 31, 2001.

     4. The definition of "Borrowing Base" in Section 1 is amended to read in its entirety as follows:


               "Borrowing Base" shall mean as of any date of determination, (i) at all times other than during a Margin Reduction Period the sum of
          (a) 84% of Eligible Accounts plus (b) the lesser of 35% of Eligible
                                       ----
          Inventory or $9,000,0000, plus (c) the Overformula Amount, and (ii)
                                    ----
          during any Margin Reduction Period, the sum of (a) 80% of Eligible Accounts, plus (b) the lesser of 25% of Eligible Inventory or
                    ----
          $9,000,000, plus the Overformula Amount."
                      ----

     5. Section 1 is amended by adding a new definition of "Overformula Amount" to read in its entirety as follows:

          "Overformula Amount" shall mean (i) $3,000,000 for the period from July 30, 1999 to September 30, 1999, (ii) $1,500,000 for the period from October 1, 1999 to November 30, 1999, and (iii) $0 at all times thereafter.

     6. Section 1 is amended by adding a new definition of "Applicable Commitment Fee Percentage" to read in its entirety as follows:

          "Applicable Commitment Fee Percentage" shall mean as of the date of determination thereof, the following per annum rate:

                                                           The Applicable Commitment Fee
             If Funded Debt Ratio ("x") is:                       Percentage is:

          ------------------------------------------------------------------------------
          x more than 5.5                                            .625%
          ------------------------------------------------------------------------------
          5 less than x less than or equal to 5.5                     .50%
          ------------------------------------------------------------------------------
          4 les than x less than or equal to 5                       .375%
          ------------------------------------------------------------------------------
          3.5 less than x less than or equal to 4                     .25%
          ------------------------------------------------------------------------------
          3 less than x less than or equal to 3.5                     .25%
          ------------------------------------------------------------------------------
          x less than or equal to 3                                   .25%
          ------------------------------------------------------------------------------

     7.   Section 2.2 is amended to read in its entirety as follows:

          "2.2 The Revolving Credit Note shall mature on the Revolving Credit Maturity Date and each Advance from time to time outstanding thereunder shall bear interest at its Applicable Interest Rate. The amount and date of each Advance, its Applicable Interest Rate, its Interest Period, and the amount and date of any repayment shall be noted on Bank's records, which records will be conclusive evidence thereof. Effective July 30, 1999, the Applicable Margins shall be 2.875% for Eurodollar-based Advances and .125% for Prime-based Advances. Adjustments to the Applicable Margin based on the Funded Debt Ratio shall be implemented as follows:

               (a) Such Applicable Margin adjustments shall be given prospective effect only, effective immediately as to any Prime-based Advance, and as to any Eurodollar-based Advance, effective upon the expiration of the applicable Interest Period(s), if any, in effect on the date of delivery of the annual financial statements and compliance certificate required under Sections 10.1(a) and 10.10 hereof, as the case may be, establishing applicability of the appropriate adjustments, with no retroactivity or claw-back (provided, however, that if Company fails to timely deliver such financial statements and compliance certificate, the Applicable Margins shall be 3.25% or 3.375%, as applicable, for Eurodollar-based Advances and 0.50% or .625%, as applicable, for Prime-based Advances for the number of days such financial statements and certificate were not timely delivered, commencing on the first Business Day after the latest due date for such financial statements and certificate and continuing until the first Business Day after delivery of such financial statements and certificate;

               (b) An adjustment hereunder, after becoming effective, shall remain in effect only through the end of the applicable Interest Period(s) in effect on the delivery of subsequent quarterly financial certificates, as aforesaid, demonstrating any change in such Funded Debt Ratio or the occurrence of any event which under the terms hereof causes such adjustment no longer to be applicable; and any such subsequent adjustment or no adjustment, as the case may be, shall apply (and said pricing shall thereby be adjusted up or down, as applicable), effective with the commencement of the Interest Period immediately following such change or event;

               (c) Such Applicable Margin adjustments under this Section 2.2 shall be made irrespective of, and in addition to, any other interest rate adjustments hereunder."

     8.  Section 2.6 is amended to read in its entirety as follows:

         "2.6 Company shall pay to Bank a non-refundable revolving credit commitment fee on the daily average amount by which $23,000,000 exceeds the aggregate amount of Advances outstanding from time to time. The revolving credit commitment fee shall be equal to the amount of such excess times the Applicable Commitment Fee percentage computed on a daily basis. The revolving credit commitment fee shall be payable quarterly in arrears on the first day of each January, April, July and October, and at the Revolving Credit Maturity Date, and shall be computed on the basis of a year of 360 days and assessed for the actual number of day elapsed. Commencing July 30, 1999, the revolving credit commitment fee shall be .375% per annum. Adjustments thereto shall be given prospective effect, effective on delivery of the annual financial statements and certificate required under Sections 10.10 and 10.1(a) establishing applicability of the appropriate adjustments, with no retroactivity or claw-back; provided, that if Company fails to timely deliver such financial certificate, the revolving credit commitment fee shall be .625% per annum for the number of days such financial statements and certificate was not timely delivered, commencing on the first day of such next fiscal quarter. For purposes of calculating the revolving credit commitment fee, the face amount of outstanding letters of credit shall be considered to be outstanding Advances.

     9. Section 3.1(a) is amended by inserting the words "and the Overformula Amount is $0" after the word "continuing" in the second line thereof.

     10. A new Section 8.3 is added to the Agreement, to read in its entirety as follows:

         "8.3 Commencing with the execution and delivery of Amendment No. 1 to this Credit Agreement, the Company will pay to the Bank, on the date of any amendment to this Agreement which extends the Revolving Credit Maturity Date, its non-refundable loan extension fee in the amount of one-eighth percent (_%) of the amount of the maximum amount of the Revolving Credit as described in Section 2.1 hereof."

     This Amendment shall be effective as of the date hereof and upon payment by Company to Bank of its non-refundable loan amendment fee in the amount of $7,500 and non-refundable loan extension fee in the amount of $28,750. Except as modified hereby, all of the terms and conditions of the Agreement and the Revolving Credit Note shall remain in full force and effect.

Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) the execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's certificate of incorporation or bylaws and do not require the consent or approval of any governmental body, agency or authority, and this Amendment, and any other documents and instruments required under this Amendment or the Agreement, are valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Section 9.1 through 9.5 and 9.8 through 9.16 of the Agreement are true and correct on and as of the date hereof, and the continuing representations and warranties of Company set forth in Section 9.6 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to Bank by Company in accordance the Agreement; and (c) no Default or Event of Default has occurred and is continuing as of the date hereof.

     WITNESS the execution hereof as of the date and year first above written.


COMERICA BANK                           PRESTOLITE ELECTRIC INCORPORATED

By:  /s/ Peggy Cummins                  By:  /s/ Dennis Chelminski
     ---------------------------             -----------------------------------

Its: Vice President                     Its: Controller
     ---------------------------             -----------------------------------

                             CONSENT OF GUARANTOR
                             --------------------

     The undersigned guarantor hereby consents to the foregoing Amendment as of the date thereof and reaffirms and ratifies all of its obligations to the Bank under the guaranty of the obligations of Company previously executed and delivered by it.


                                    PRESTOLITE ELECTRIC HOLDING, INC.

                                    By:  /s/ Dennis Chelminski
                                        ----------------------------------------

                                    Its: Treasurer
                                         ---------------------------------------